SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 17, 2008

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.	Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued by Alliance Data Systems Corporation (“Alliance Data” or the “Company”) on March 17, 2008 regarding the notice of breach sent by Alliance Data to Aladdin Solutions, Inc. (formerly known as Aladdin Holdco, Inc.) and Aladdin Merger Sub, Inc. in connection with the previously announced merger agreement pursuant to which affiliates of The Blackstone Group would acquire the Company. A copy of the notice of breach referenced in the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 17, 2008.

99.2	Notice of breach sent March 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: March 17, 2008	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release dated March 17, 2008.

99.2	Notice of breach sent March 17, 2008.

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